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                                                                    EXHIBIT 10.1

                           FIRST AMENDED AND RESTATED

                              WESTECH CAPITAL CORP.

                             1999 STOCK OPTION PLAN

         A. Westech Capital Corp., a New York corporation (the "NEW YORK COMPANY"), previously adopted the Westech Capital Corp. 1999 Stock Option Plan (the "ORIGINAL PLAN");

         B. As of October 24, 2000, pursuant to an Agreement and Plan of Merger (the "PLAN OF MERGER"), the New York Company merged with and into Westech Capital Corp., a Delaware corporation (the "COMPANY"), for the purpose of changing the New York Company's state of incorporation to Delaware;

         C. The New York Company's directors and shareholders have adopted an amendment to the Original Plan to increase the amount of shares which are available for issuance under the Original Plan from 3,000,000 to 4,000,000 shares.

         D. Pursuant to Section 12 of the Original Plan and the Plan of Merger, the Original Plan is hereby amended and restated to reflect the aforementioned changes (as amended from time to time, the "PLAN").

         SECTION 1. ESTABLISHMENT The Plan was established for employees, directors, and consultants of the Company and its Subsidiaries. Options granted to an optionee under the Plan shall be either Incentive Stock Options or Nonqualified Stock Options.

         SECTION 2. PURPOSE. The purpose of the Plan is to strengthen the ability of the Company and its Subsidiaries to attract, motivate, compensate, and retain employees, directors, and consultants of the Company and its Subsidiaries by providing a means for such persons to acquire a proprietary interest in the Company and to participate in the growth of the Company through ownership of common stock of the Company. The Plan furnishes additional incentives to those persons responsible for the success of the Company and its Subsidiaries, and thereby serves as an incentive for long and short-term performance intended to enhance stockholders' investment in the Company.

         SECTION 3.        DEFINITIONS.

                  (a) "AWARD" means the grant of an Option pursuant to the Plan.

                  (b)      "BOARD" means the Board of Directors of the Company.

                  (c) "CHANGE OF CONTROL" shall have the meaning set forth in Section 11(b).

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                  (d)      "CODE" means the Internal Revenue Code of 1986, as
         amended from time to time.

                  (e) "COMMITTEE" means the Committee established by the Board to administer the Plan, as such Committee may be constituted from time to time; provided, however, membership on the Committee shall be limited to "Non-Employee Directors" (as that term is defined in Rule 16b-3 (or any successor to such rule) promulgated under the Exchange
         Act) who are also "outside directors," as required pursuant to Section 162(m) of the Code and such Treasury regulations as may be promulgated thereunder; and provided further, the Committee will consist of not less than two (2) directors. All members of the Committee will serve at the pleasure of the Board.

                  (f) "COMPANY" means Westech Capital Corp., a Delaware corporation, and any successor thereto.

                  (g) "DATE OF GRANT" means the date on which an Award is granted as determined in accordance with the rules set forth in Treasury Regulation Section 1.421-7(c).

                  (h) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  (i) "FAIR MARKET VALUE" means the fair market value of the Stock, determined as follows:

                           (i) if the Stock is actively traded on any national securities exchange or is included on the National Market System of the National Association of Securities Dealers Automated Quotation System, Fair Market Value shall be the average of the high and low prices of the Stock as reported for the date the Award is granted or, if no sale of the Stock shall have been made on that day, the next preceding day on which there was a sale of Stock; or

                           (ii) if the price for the Stock is not reported in the manner described in subsection (i) above, Fair Market Value shall be determined by the Committee; provided, however, that with respect to Incentive Stock Options, Fair Market Value must be determined in accordance with Section 422 of the Code.

                  (j) "INCENTIVE STOCK OPTION" means an Option granted under the Plan which is designated by the Committee as an incentive stock option and which complies with the requirements of Section 422 of the Code, as amended from time to time.

                  (k) "NONQUALIFIED STOCK OPTION" means an Option granted under the Plan which is not an Incentive Stock Option.

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                  (l)      "OPTION" means an award granted under the Plan in the
         form of a right to purchase Stock, evidenced by a Stock Option
         Agreement containing such provisions as the Committee may establish.

                  (m) "PLAN" means this First Amended and Restated Westech Capital Corp. 1999 Stock Option Plan, as amended from time to time.

                  (n) "STOCK" means the Common Stock, par value $.001 per share, of the Company and any shares of capital stock or other securities hereafter issued or issuable upon, in respect of, or in substitution or exchange for, shares of such Common Stock.

                  (o) "STOCK OPTION AGREEMENT" means the agreement, entered into between the Company and an optionee, evidencing an Option.

                  (p) "SUBSIDIARY" shall mean a "subsidiary" of the Company as such term is defined in Section 424(f) of the Code.

                  (q) "TEN PERCENT OWNER" means a person who, on the Date of Grant of an Incentive Stock Option, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, its parent corporation (as defined in Section 424(e) of the Code), or a Subsidiary, applying the ownership attribution rules of Section 424(d) of the Code.

         SECTION 4. ADMINISTRATION. The Plan shall be administered by the Committee, which shall have the following powers:

                  (a) As to each Award, the Committee shall have the full and final authority and discretion to determine: (i) the persons to whom Awards are to be granted; (ii) whether an Option shall be an Incentive Stock Option or a Nonqualified Stock Option or both; (iii) the number of shares of Stock subject to each Award; (iv) the time or times at which Awards shall be granted; (v) the exercise or purchase price of the shares of Stock subject to each Award; and (v) the time or times when each Option shall become exercisable and the duration of the exercise period, which shall not exceed the maximum period specified in
         Section 7.

                  (b) As to the Plan, the Committee shall have the authority (i) to exercise all of the powers granted to it under the Plan; (ii) to construe, interpret and implement the Plan and any Stock Option Agreements; (iii) to prescribe, amend and rescind rules and regulations relating to the Plan; (iv) to make all determinations necessary or advisable in administering the Plan; and (v) to correct any defect, supply any omission and reconcile any inconsistency in the Plan.

                  (c) Without limiting the Board's right to amend the Plan pursuant to Section 12, the Board may take all actions authorized by this Section 4, including, without limitation, granting such Awards pursuant to the Plan as the Board deems desirable.

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                  (d)      The determination of the Committee (or the Board) on
         all matters relating to the Plan or any Stock Option Agreement shall be conclusive. Proceedings by the Board with respect to this Plan will be conducted in accordance with the Articles of Incorporation and Bylaws of the Company. A majority of the Committee members shall constitute a quorum for action by the Committee. All determinations of the Committee shall be made by not less than a majority of its members. In the event of a conflict between any decision of the Committee and of the Board, the decision of the Board shall be controlling.

         SECTION 5. ELIGIBILITY. Eligibility for participation in the Plan shall be confined to employees, directors, and consultants of the Company and its Subsidiaries who are designated by the Committee (or the Board). In making any determination as to the persons to whom Awards are granted, the type of Award, and/or the number of shares of Stock to be issued pursuant to the Award, the Committee (or the Board) shall consider the position and responsibilities of the person; the importance of the person to the Company; the duties of the person; the past, present, and potential contributions of the person to the growth and success of the Company and its Subsidiaries; and such other factors as the Committee (or the Board) may deem relevant in accomplishing the purposes of the Plan.

         SECTION 6.        STOCK AVAILABLE UNDER THE PLAN.

                  (a) The aggregate number of shares of Stock for which Awards may be granted under the Plan shall not exceed 4,000,000 shares, unless increased or decreased by reason of changes in the capitalization of the Company as provided in Section 10 or by amendment of the Plan. The shares of Stock issued pursuant to the Plan may be, at the discretion of the Committee, authorized but unissued shares or previously issued and reacquired shares of Stock held by the Company as treasury shares.

                  (b) If an Option granted under this Plan shall expire or terminate unexercised as to any shares of Stock covered thereby, such shares shall thereafter be available for the granting of other Awards under this Plan.

         SECTION 7. TERMS AND CONDITIONS OF OPTIONS. Each Option granted under the Plan shall be evidenced by a Stock Option Agreement in such form as is consistent with the Plan and as the Committee shall determine; provided that each Stock Option Agreement shall clearly and separately identify Incentive Stock Options and Nonqualified Stock Options and that the substance of the following terms and conditions shall be included therein:

                  (a) Exercise Price. The price at which each share of Stock covered by such Option may be purchased shall be determined by the Committee (or the Board). With respect to Incentive Stock Options, the exercise price shall not be less than one hundred percent (100%) of the Fair Market Value of the Stock on the Date of Grant. With respect to Incentive Stock Options awarded to Ten Percent Owners, the exercise price shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Stock on the Date of Grant.

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                  (b)      Term of Options. Notwithstanding anything herein to
         the contrary, no Option shall be exercisable after the expiration of ten (10) years from its Date of Grant or from such earlier time as is provided in the Stock Option Agreement. Notwithstanding anything herein to the contrary, with respect to an Incentive Stock Option granted to a Ten Percent Owner, such Option shall not be exercisable after the expiration of five (5) years from its Date of Grant or from such earlier time as is provided in the Stock Option Agreement.

                  (c) Exercise of Option by an Employee. Subject to Subsections (d) and (e) below, an Option awarded to an employee of the Company or a Subsidiary and any right related thereto, if exercisable by the optionee, may be exercised (subject however, to the provisions of Subsection (g) below) only if the optionee has been an employee of the Company or a Subsidiary at all times during the period beginning with the Date of Grant of the Option and ending on the date that is three months before the date of such exercise; provided however, that in the case of an optionee who terminates employment with the Company due to total and permanent disability, the three-month period shall be extended to six (6) months. An optionee's employment relationship with the Company or a Subsidiary will be considered to continue during a leave of absence to the extent so provided in the personnel policies of the Company or Subsidiary; provided that with respect to an Incentive Stock Option, such employment relationship shall not be considered continued for a period exceeding that set forth in Treasury Regulation
         Section 1.421-7(h)(2).

                  (d) Death of Optionee who is an Employee. In the event of the death of an optionee while the optionee is in the employ of the Company or a Subsidiary (or within three months after the optionee's termination of employment with the Company or a Subsidiary), any Option then held by the optionee shall, subject to the provisions of Subsection (g) below, be exercisable during the six-month period immediately following such death. In such case, the Option may only be exercised by the executor or administrator of the optionee's estate or by the person or persons to whom the optionee's rights under the Option pass by the optionee's will or the laws of descent and distribution; provided that in no event shall an Option be exercisable more than ten
         (10) years after its Date of Grant.

                  (e) Termination of Employment for Cause. In the event that any optionee who is an employee of the Company or a Subsidiary shall be dismissed from the employ of the Company or a Subsidiary for any reason which, in the opinion of the Board (or the Committee if so authorized by the Board), shall constitute good cause for dismissal, any Option held by such person at such time shall automatically terminate and shall not be exercisable as of such dismissal. The decision of the Board (or the Committee if so acting) as to what shall constitute good cause for dismissal shall be final and binding upon all concerned.

                  (f)      Exercise of Option by Consultant or Non-Employee
         Director.

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                           (i)      Subject to Subsections (f)(ii) and (f)(iii)
                  below, an Option awarded to a consultant or non-employee director of the Company or a Subsidiary and any right related thereto, if exercisable by the optionee, may be exercised (subject, however, to the provisions of Subsection (g) below) only if the optionee has had a director or consultant relationship with the Company or a Subsidiary at all times during the period beginning with the Date of Grant of the Option and ending on the date that is three months before the date of such exercise; provided, however, that in the case of an optionee who terminates such relationship with the Company due to total and permanent disability, the three-month period shall be extended to six (6) months.

                           (ii) In the event of the death of an optionee while the optionee is a consultant or non-employee director of the Company or a Subsidiary (or within three months after the optionee's termination of such a relationship with the Company or a Subsidiary), any Option then held by the optionee shall, subject to the provisions of Subsection (g) below, be exercisable during the six-month period immediately following such death. In such case, the Option may only be exercised by the executor or administrator of the optionee's estate or by the person or persons to whom the optionee's rights under the Option passed by the optionee's will or the laws of descent and distribution; provided that in no event shall an Option be exercisable more than ten (10) years after its Date of Grant.

                           (iii) In the event that any optionee who is a consultant or non-employee director of the Company or a Subsidiary shall be dismissed from such relationship with the Company or a Subsidiary for any reason which, in the opinion of the Board (or the Committee if so authorized by the Board), shall constitute good cause for dismissal, any Option held by such person at such time shall automatically terminate and shall not be exercisable as of such dismissal. The decision of the Board (or the Committee if so acting) as to what shall constitute good cause for dismissal shall be final and binding upon all concerned.

                  (g) Execution of Stock Option Agreement. After the effective date of the Plan, the Committee (or the Board) may grant Options pursuant to the Plan at any time. Within thirty (30) days after the Date of Grant, the Company shall notify the optionee of the grant of the Option, and submit to the optionee a Stock Option Agreement duly executed by and on behalf of the Company, with the request that the optionee execute and return the Stock Option Agreement within thirty
         (30) days thereafter. If the optionee shall fail to return the executed Stock Option Agreement within such thirty (30) day period, such person's Option shall automatically terminate and no longer be exercisable.

                  (h) Periods of Exercise. An Option shall be exercisable in whole or in part at such times as may be determined by the Committee (or the Board) and stated in the Stock Option Agreement. The Committee shall have the authority to prescribe upon the granting of an

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         Option the schedule (if any) under which Options will become exercisable by each optionee and the conditions of any such exercise. Except as provided otherwise in this Section 7, to the extent that any installment of an Option has become exercisable it may be exercised thereafter, until termination of the Option, in whole or in part at any time or from time to time.

                  (i) Notice of Exercise. An Option shall be exercised by written notice of exercise, in the form prescribed by the Committee, delivered to the Company in such manner as the Committee may designate. The notice shall specify the number of shares of Stock for which the Option is being exercised and whether the Option being exercised is an Incentive Stock Option or a Nonqualified Stock Option. Each such notice of exercise shall be irrevocable when given.

                  (j) Payment. An Option shall be exercisable for the purchase of shares of Stock only upon payment to the Company of the full exercise price of the Stock with respect to which the Option is exercised. Payment for shares of Stock acquired upon exercise of an Option shall be in either cash or other consideration deemed acceptable by the Committee in its sole discretion, including, without limitation, shares of Stock (including shares retained out of the shares of Stock being acquired through the exercise of the Option), promissory notes, or the proceeds of loans made or guaranteed by the Company or a Subsidiary. If shares of Stock are used to pay the exercise price of an Option, such shares shall have an aggregate fair market value equal to the number of shares with respect to which such Option is exercised multiplied by the exercise price per share; provided, that the Committee may, in the Stock Option Agreement, impose whatever restrictions it deems necessary or desirable with respect to the payment for shares by the delivery of Stock already owned by the optionee. The fair market value of Stock delivered in payment of the Option price shall be determined in the same manner as set forth in
         Section 3(i), except that such determination shall be made on the date of exercise of the Option. An Option shall be deemed exercised on the date such payment and the written notice of exercise are received by the Committee.

                  (k) Fractional Shares. The Company shall not be required to issue any fractional shares upon exercise of any Option, but in lieu thereof, the Company shall pay cash equal to the same fraction of the Fair Market Value of one share of Stock (determined as provided in Section 3(i) on the date such Option is exercised).

         SECTION 8.        LIMITATION ON INCENTIVE STOCK OPTIONS.

                  (a) Limitation on Eligibility. Incentive Stock Options may only be granted to persons who are employees of the Company or a Subsidiary on the Date of Grant. Incentive Stock Options shall not be granted to consultants or non-employee directors of the Company and/or its Subsidiaries.

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                  (b)      Limitation on Grant. The aggregate Fair Market Value
         (determined as of the Date of Grant) of Stock with respect to which Incentive Stock Options are exercisable for the first time by an optionee during any calendar year (under all such plans of the Company and its parent and Subsidiary corporations) shall not exceed One Hundred Thousand Dollars ($100,000). In the event the limits of this Subsection (b) would otherwise be exceeded, such Option to the extent of such excess, shall be deemed to be a Nonqualified Stock Option.

                  (c) Limitation on Disposition. To maintain special tax treatment for Incentive Stock Options, to the extent required by
         Section 421 of the Code, an optionee may not dispose of the Stock acquired pursuant to the exercise of an Incentive Stock Option within two years after the Date of Grant nor within one year after the optionee receives the Stock following exercise of the Incentive Stock Option. This limitation on disposal does not apply to Stock acquired pursuant to the exercise of an Incentive Stock Option after an optionee's death by his or her estate or heirs, as applicable.

                  (d) Recharacterization of Incentive Stock Options. To the extent that any Option designated as an Incentive Stock Option does not qualify as such (whether because of its provisions, the failure of the stockholders of the Company to authorize the issuance of Incentive Stock Options, the timely manner of its exercise, or otherwise), such Option, or the portion thereof which does not qualify, shall be deemed to constitute a Nonqualified Stock Option.

         SECTION 9.        OTHER CONDITIONS APPLICABLE TO AWARDS.

                  (a) No Employment or Similar Rights. Nothing contained in this Plan or any Stock Option Agreement shall confer upon any person any right to continue an employment, director, or consultant relationship with the Company or any Subsidiary, nor interfere in any way with the right of the Company and its Subsidiaries to terminate a person's employment at will or change the person's compensation at any time.

                  (b) Nontransferable. Awards shall not be transferable, otherwise than by will or the laws of descent and distribution, without the written consent of the Committee or the Board (which consent may be granted or withheld at the sole discretion of the Committee or the Board). Notwithstanding the foregoing, Incentive Stock Options shall not be transferable otherwise than by will or the laws of descent and distribution. Awards may be exercised, during the lifetime of the recipient, only by the recipient or by the recipient's duly appointed guardian or personal representative. Any attempted assignment, transfer, pledge, hypothecation, or other disposition of an Award contrary to the provisions hereof, or the levy of any execution, attachment, or similar process upon an Award shall be null and void and without effect.

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                  (c)      Stockholder Rights. No holder of an Option shall, by
         virtue of holding such Option, be entitled to any rights of a stockholder in the Company. An optionee shall not be considered a record holder of any shares of Stock purchased pursuant to the exercise of an Option for any purpose until the date on which such Stock is registered in such optionee's name upon the stock records of the Company.

                  (d) Issuance of Certificates and Withholding. The Company shall not be required to issue or deliver any certificates for shares of Stock purchased upon the exercise of an Option prior to: (i) the obtaining of any approval from any governmental agency which the Company shall, in its sole discretion, determine to be necessary or advisable; (ii) the completion of any registration or other qualification of such shares under any state or federal law or ruling or regulation of any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable; and (iii) the determination by the Committee that the optionee has tendered to the Company (in cash, shares of Stock, or such other consideration as is acceptable to the Committee) any federal, state or local tax owed by the optionee as a result of the Award, if the Company has or may have a legal liability to satisfy such tax. In addition, if Stock reserved for issuance upon the granting of an Award shall not then be registered under the Securities Act of 1933, the Company may, upon exercise of an Option, require the holder thereof to represent in writing that the shares being acquired are for investment and not with a view to distribution thereof, and may mark the certificate(s) for the shares with a legend restricting transfer and may issue stop transfer orders relating to such certificate(s) to the transfer agent. The Company shall not be liable for damages due to delay in the issuance or delivery of any Stock certificate for any reason whatsoever. Furthermore, the Company shall not be liable to any optionee for refusing to deliver shares of Stock if such refusal is based upon the provisions of this Subsection (d).

         SECTION 10.       ADJUSTMENTS UPON CHANGES IN STOCK.

                  (a) In the event that the outstanding shares of Stock are hereafter increased or decreased or changed into or exchanged for a different number of shares or kind of shares or other securities of the Company or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, Stock split, combination of shares, or a dividend payable in Stock, the number and kind of shares reserved for issuance under the Plan, but not yet covered by an Award, shall be automatically adjusted to reflect such change. In addition, there shall be an appropriate adjustment in the number and kind of shares then subject to any Award, to the end that the Award recipient's proportionate interest shall be maintained as before the occurrence of such event, and such adjustment of outstanding Awards shall be made with a corresponding adjustment in the exercise price or purchase price per share; provided, however, that each such adjustment in the number and kind of shares subject to outstanding Awards, including any adjustment in the exercise price, shall be made in such manner as not to constitute a modification as defined in
         Section 424 of the Code. The determination of any adjustment by the Committee shall be conclusive.

                  (b) The grant of an Award shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate, sell, or transfer all or any part of its business or assets.

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         SECTION 11.       CHANGES OF CONTROL; ACCELERATION OF RIGHT TO
EXERCISE.

                  (a) Notwithstanding anything in the Plan or any Stock Option Agreement to the contrary, in the event a Change of Control occurs, each Option shall become exercisable, during the period beginning on the date of the occurrence of such Change of Control and ending on the sixtieth (60th) day following such date, with respect to the full number of shares of Stock subject to such Option.

                  (b) "CHANGE OF CONTROL" shall mean the occurrence of any of the following events:

                           (i) any "person" or "group" of persons, as such terms are used in Sections 13 and 14 of the Exchange Act, other than (A) any employee benefit plan sponsored by the Company or (B) John J. Gorman and any of his "affiliates" as such term is used in Rule 405 adopted pursuant to the Securities Act of 1933, becomes the "beneficial owner," as such term is used in Section 13 of the Exchange Act, of fifty percent (50%)" or more of the outstanding shares of the Company's stock entitled to vote for the election of directors; or

                           (ii) any shares of any class of the Company's stock are purchased pursuant to a tender or exchange offer other than an offer by the Company; or

                           (iii) the dissolution or liquidation of the Company or the consummation of any merger or consolidation of the Company or any sale or other disposition of all or substantially all of its assets, if the stockholders of the Company immediately before such transaction own, immediately after consummation of such transaction, equity securities (other than options and other rights to acquire equity securities) possessing less than fifty percent (50%) of the voting power of the surviving or acquiring corporation.

         SECTION 12.       PLAN AMENDMENTS AND TERMINATION.

                  (a) Plan Amendment and Termination. The Board may terminate the Plan or make such amendments thereto at any time as it shall deem advisable and in the best interests of the Company, without further action on the part of the stockholders of the Company, provided, however, that no such termination or amendment shall, without the consent of the individual to whom any Award shall theretofore have been granted, affect or impair the rights of such individual under such Award, and provided, further, any amendment shall be approved by the stockholders of the Company if the amendment would:

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                           (1)      increase the number of shares for which
                  Incentive Stock Options may be issued under the Plan; or

                           (2) modify the requirements as to eligibility to receive Incentive Stock Options under the Plan.

                  (b) Expiration of Plan. No Awards shall be granted under the Plan after ten (10) years from the earlier of the date the Plan is adopted or the date the Plan is approved by the stockholders of the Company.

                  (c) Amendment of Awards. The Committee may amend, modify, or terminate any outstanding Award with the Participant's consent at any time prior to payment or exercise in any manner that is consistent with the terms of the Plan, including, without limitation, (i) to change the date or dates as of which and/or the terms and conditions pursuant to which an Option becomes exercisable; (ii) to amend the terms of any outstanding Option to provide an exercise price per share which is higher or lower than the then current exercise price per share of such outstanding Option; or (iii) to cancel an Award and grant a new Award in substitution therefor under such different terms and conditions as the Committee determines in its sole discretion to be appropriate, including, but not limited to, having an exercise price or purchase price per share which may be higher or lower than the exercise price per share of the canceled Award. The Committee may also make adjustments in the terms and conditions of, and the criteria included in, agreements evidencing Awards in recognition of unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate to prevent reduction or enlargement of the benefits or potential benefits intended to be made available pursuant to this Plan. Notwithstanding any provision of this Plan or any agreement regarding an Award to the contrary, the Committee may cause any Award granted to be canceled in consideration of a cash payment or alternative Award made to the holder of such canceled Award equal in value to the Fair Market Value of such canceled Award. The determinations of value pursuant to this Section shall be made by the Committee in its sole discretion.

         SECTION 13. EFFECTIVE DATE. This Plan shall become effective as of October 15, 1999, pursuant to its adoption by the Board; provided, however, no Option shall constitute an Incentive Stock Option unless the Plan is approved by the affirmative vote of a majority of the outstanding shares of the Company present and entitled to vote at a meeting of the stockholders at which a quorum is present within one year before or after the Plan's approval by the Board. If the required stockholder approval is not received within such time period, any Incentive Stock Options awarded in the intervening period shall be deemed to be Nonqualified Stock Options.

         SECTION 14. NO LIABILITY FOR GOOD FAITH DETERMINATIONS. Neither the members of the Board nor any member of the Committee shall be liable for any act, omission or determination taken or made in good faith with respect to the Plan or any Option.

         SECTION 15. NO OBLIGATION TO EXERCISE OPTION. The granting of an Option shall impose no obligation on the optionee to exercise such Option.

         SECTION 16. GOVERNING LAW. The validity, construction, and effect of this Plan and any rules and regulations relating to this Plan shall be determined in accordance with the laws of the state of Delaware, without giving effect to the conflict of laws principles thereof.

         SECTION 17.       CONSTRUCTION.

                  (a) Severability. If any provision of this Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any individual or Award, or would disqualify this Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable law, or if it cannot be construed or deemed amended without, in the sole determination of the Committee, materially altering the intent of this Plan or the Award, such provision shall be stricken as to such jurisdiction, individual, or Award, and the remainder of this Plan and any such Award shall be remain in full force and effect.

                  (b) Headings. Headings are given to the Sections and Subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provisions thereof.

         SECTION 18.       RESTRICTIONS APPLICABLE TO NAMED EXECUTIVE OFFICERS.

         The provisions of this Section 18 shall apply only to those executive officers (i) whose compensation is required to be reported in the Company's proxy statement pursuant to Item 402(a)(3)(i) and (ii) (or any successor thereto) of Regulation S-K (or any successor thereto) under the general rules and regulations under the Exchange Act and (ii) whose total compensation is determined by the Board to possibly be subject to the limitations on deductions imposed by Section 162(m) of the Code ("NAMED EXECUTIVE OFFICERS"). In the event of any inconsistencies between this Section 18 and the other Plan provisions as they pertain to Named Executive Officers, the provisions of this Section 18 shall control.

                  (a) No amendment of this Plan with respect to any Named Executive Officer may be made which would (i) increase the maximum amount that can be paid to any one Participant pursuant to this Plan or
         (ii) modify the requirements as to eligibility for participation in this Plan, unless the Company's stockholders have first approved such amendment in a manner which would permit the deduction under Section 162(m) (or any successor thereto) of the Code of such payment in the fiscal year it is paid. The Board shall amend this Section 18 and such other provisions as it deems appropriate, to cause amounts payable to Named Executive Officers to satisfy the requirements of Section 162(m) (or any successor thereto) and the Treasury regulations promulgated thereunder.

                  (b) Notwithstanding any provision of this Plan (including the provisions of this Section 18) to the contrary, the amount of compensation which a Named Executive Officer may receive with respect to Options which are granted hereunder is based solely on an increase in the value of the applicable shares of Stock after the date of grant of such Award. Thus, no Option may be granted hereunder to a Named Executive Officer with an exercise price less than the Fair Market Value of the shares of Stock on the date of grant. Furthermore, the maximum number of shares of Stock with respect to which Options may be granted hereunder to any Named Executive Officer during any calendar year may not exceed four million (4,000,000) shares, subject to adjustment as provided in Section 10 hereunder.